                    METLIFE INSURANCE COMPANY OF CONNECTICUT
            METLIFE OF CT SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
                                GOLD TRACK SELECT
                          SUPPLEMENT DATED JUNE 21, 2007
                                       TO
                         PROSPECTUS DATED APRIL 30, 2007


The following information supplements, and to the extent inconsistent therewith, replaces the information in the prospectus. Please retain this supplement and keep it with the prospectus for future reference.


The following changes are made to the Fee Table Chapter under the table entitled "Underlying Fund Fees and Expenses":

     1. The fees for the VIP Contrafund(R) Portfolio -- Service Class 2, Worldwide Growth Portfolio -- Service Share, Legg Mason Partners Variable Appreciation Portfolio -- Class I and Total Return Portfolio -- Administrative Class are replaced with the following:

                                                            DISTRIBUTION                           CONTRACTUAL FEE   NET TOTAL
                                                            AND/OR                   TOTAL ANNUAL  WAIVER AND/OR     ANNUAL
                                               MANAGEMENT   SERVICE        OTHER     OPERATING     EXPENSE           OPERATING
UNDERLYING FUND:                               FEE          (12B-1) FEES   EXPENSES  EXPENSES      REIMBURSEMENT     EXPENSES
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
   VIP Contrafund(R) Portfolio -- Service
   Class 2                                          0.57%        0.25%       0.09%      0.91%             -             0.91%
JANUS ASPEN SERIES -- SERVICE SHARES
   Worldwide Growth Portfolio+                      0.60%        0.25%       0.05%      0.90%             -             0.90%y
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
   Legg Mason Partners Variable
   Appreciation
   Portfolio -- Class I                             0.70%          -         0.02%      0.72%             -             0.72%z
PIMCO VARIABLE INSURANCE TRUST  -
ADMINISTRATIVE CLASS
   Total Return Portfolio                           0.25%          -         0.40%      0.65%             -             0.65%

y The Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable of up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

z Other Expenses include 0.01% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.


2.   Footnote 2 is deleted.


If you would like another copy of the prospectus, write to us at 185 Asylum Street, 3 CP, Hartford, CT 06103-3415 or call us at (800) 842-9406 to request a free copy.

Book 16                                                               June, 2007